Exhibit 99.1

Enfusion Announces Third Quarter 2022 Results

Continued Business Momentum and Strong Execution Generated Robust Financial Results

November 10, 2022

NEW YORK & LONDON & HONG KONG--(BUSINESS WIRE)--Enfusion, Inc. (NYSE: ENFN), a leading provider of cloud-based investment management software and services, today announced financial results for the third quarter ended September 30, 2022.

“We delivered strong financial results, reflecting meaningful client demand and steadfast sales execution,” said Oleg Movchan, Interim Chief Executive Officer, Enfusion. “We continue to win large and complex investment managers and expand our presence in adjacent markets, which is a testament to the hard work and dedication of the Enfusion team. With our unique, cloud-based, end-to-end technology and a comprehensive managed services framework, Enfusion is well-positioned to continue building momentum and extend our footprint in the investment management space.”

Third Quarter 2022 Financial Highlights:

●	Total revenue grew to $39.2 million, up 35% year-over-year, led by new client signings and growth from existing clients. Recurring subscription revenue accounts for 98% of total revenue.
●	Income from Operations of $2.9 million (including $0.8 million in stock-based compensation charges), compared to $4.9 million during the same period in the prior year.
●	Net income of $2.6 million (including $0.8 million in stock-based compensation charges), compared to net income of $3.3 million during the same period in the prior year.
●	Adjusted EBITDA was $5.4 million compared to $6.3 million during the same period in the prior year. The company incurred $0.7 million in costs associated with its CEO transition.
●	Adjusted EBITDA Margin was 13.9% compared to 21.8% during the same period in the prior year.
●	Annual Recurring Revenue (ARR) for September 2022 was $158.7 million, up 33% year-over-year.
●	Net Dollar Retention Rate (NDR) excluding involuntary churn was 116.6% in the third quarter; NDR including involuntary churn was 112.7%.
●	Basic and diluted Earnings per share was $0.02 for the third quarter.
●	Cash and cash equivalents were $63.5 million as of September 30, 2022.

Third Quarter 2022 Business Highlights:

●	43 new clients were added in the third quarter. Total clients equal to 810 as of September 30, 2022.
●	Large asset managers continue to embrace Enfusion’s cloud-native platform, as evidenced by the addition of eight institutional asset managers.
●	Order execution and management system (OEMS) bookings accounted for 32% of total bookings as investment managers increasingly adopt Enfusion’s OEMS to support the full front-, middle-, and back-office technology stack.
●	Year-over-year revenue growth in APAC, Americas, and EMEA, up 35%, 33% and 41%, respectively.
●	Enfusion released more than 480 product enhancements and features across our front-to-back-office platform.

Fourth Quarter and Full-Year 2022 Outlook:

Enfusion is providing the following guidance for the fourth quarter and full year 2022:

●	Fourth Quarter 2022 Outlook:
o	Total revenue is expected to be in the range of $39.5 million to $40.5 million.
o	Adjusted EBITDA is expected to be in the range of $5.5 million to $6 million.*
●	Full Year 2022 Outlook:
o	Total revenue is expected to be in the range of $149.3 million to $150.3 million.

o	Adjusted EBITDA is expected to be in the range of $18.1 million to $18.6 million.*

* Adjusted EBITDA guidance excludes stock-based compensation of $4.7 million for the fourth quarter and $25.5 million for the full year 2022.

These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Enfusion has not reconciled its estimates for adjusted EBITDA to net income under U.S. generally accepted accounting principles (GAAP) due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. Enfusion has provided a reconciliation of other GAAP to non-GAAP financial measures in the financial statement tables for its third quarter 2022 non-GAAP results included in this press release.

Webcast and Conference Call:

Enfusion will host a webcast and conference call today at 2:00 PM (PT) / 5:00 PM (ET), during which management will discuss third quarter results and provide commentary on business performance. A question-and-answer session will follow the prepared remarks.

The live audio webcast may be accessed on Enfusion’s website at: https://ir.Enfusion.com. The conference call can be accessed by dialing (844) 200-6205 (domestic) or (929) 526-1599 (international). The conference ID number is 826984.

A replay of the call via webcast will be available at: https://ir.Enfusion.com for one year.

About Enfusion

Enfusion’s investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one cloud-native system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence, boosting agility, and powering growth. Enfusion partners with over 800 investment managers from 10 global offices spanning four continents.

Enfusion Use of non-GAAP Information

In addition to financial measures prepared in accordance with GAAP, this press release and the accompanying tables include Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP, and our calculations thereof may not be comparable to similarly-titled measures reported by other companies. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain items of a non-recurring or unusual nature, as well as payments for management incentive awards from our Change in Control Bonus Plan and initial public offering costs, and stock-based compensation expense. We believe excluding these non-cash expenses from the non-GAAP financial measures is useful to both management and investors because it facilitates comparability of period-to-period results and provides meaningful supplemental information regarding our core operating performance. In particular, stock-based compensation expense is not comparable across companies given the variety of valuation methodologies and assumptions. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenue.

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

Forward-Looking Statements

Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the SEC on March 30, 2022 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022 that was filed with the SEC on August 10, 2022. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Metrics

Enfusion provides certain key metrics, including annual recurring revenue (ARR) and net dollar retention rate. While these numbers are based on what Enfusion believes to be reasonable judgements and estimates of our customer base for the applicable period of measurement, there are inherent challenges in measuring usage and engagement with respect to our online offerings across our customer base. Such challenges and limitations may also affect Enfusion’s understanding of certain details of its business.

Annual Recurring Revenue, or ARR. We calculate ARR monthly by annualizing platform subscriptions and managed services revenue recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients.

Net Dollar Retention Rate, or NDR. We calculate NDR as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excluding involuntary attrition. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations based on representations made by the client at the time of cancellation. Our NDR is equal to the Current Period ARR divided by the Prior Period ARR.

We believe NDR is an important metric for us because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts.

Contacts:

Investors

Ignatius Njoku

investors@enfusion.com

Media

Prosek Partners

pro-enfusion@prosek.com

ENFUSION, INC.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except shares and unit amounts and par value)

(Unaudited)

	As of	As of
	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$63,543	$64,365
Accounts receivable, net	28,992	18,223
Prepaid expenses	2,605	6,030
Other current assets	888	1,060
Total current assets	96,028	89,678
Property and equipment, net	15,423	13,051
Other assets	4,151	3,356
Total assets	$115,602	$106,085

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,185	$2,528
Accrued expenses and other current liabilities	10,804	5,578
Total current liabilities	11,989	8,106
Other liabilities	443	538
Total liabilities	12,432	8,644
Stockholders' Equity:
Class A common stock, $0.001 par value; 1,000,000,000 shares authorized, 67,009,006 and 65,583,289 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	67	66
Class B common stock, $0.001 par value; 150,000,000 shares authorized, 46,069,153 and 47,470,971 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	46	47
Additional paid-in capital	241,045	226,717
Accumulated deficit	(179,357)	(171,209)
Accumulated other comprehensive loss	(672)	(325)
Total stockholders’ equity attributable to Enfusion, Inc.	61,129	55,296
Non-controlling interests	42,041	42,145
Total stockholders' equity	103,170	97,441
Total liabilities and stockholders' equity	$115,602	$106,085

ENFUSION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2022	2021	2022	2021
REVENUES:
Platform subscriptions	$35,953	$26,950	$101,064	$73,697
Managed services	2,504	1,877	7,130	5,140
Other	694	218	1,638	1,010
Total revenues	39,151	29,045	109,832	79,847

COST OF REVENUES:
Platform subscriptions	10,077	6,878	28,453	18,539
Managed services	1,776	1,125	5,059	2,968
Other	121	92	292	174
Total cost of revenues	11,974	8,095	33,804	21,681
Gross profit	27,177	20,950	76,028	58,166

OPERATING EXPENSES:
General and administrative	13,094	8,546	53,691	22,385
Sales and marketing	7,278	4,901	23,285	12,323
Technology and development	3,864	2,600	12,388	6,844
Total operating expenses	24,236	16,047	89,364	41,552
Income (loss) from operations	2,941	4,903	(13,336)	16,614

NON-OPERATING (EXPENSE) INCOME:
Interest expense	(4)	(1,485)	(11)	(4,287)
Other (expense) income	(52)	29	(48)	29
Total non-operating expense	(56)	(1,456)	(59)	(4,258)

Income (loss) before income taxes	2,885	3,447	(13,395)	12,356
Income taxes	287	154	656	704
Net income (loss)	$2,598	$3,293	$(14,051)	$11,652
Net income (loss) attributable to non-controlling interests	1,059	—	(5,903)	—
Net income (loss) attributable to Enfusion, Inc.	$1,539	$3,293	$(8,148)	$11,652

Net income (loss) per Class A common shares attributable to Enfusion, Inc.:
Basic	$0.02		$(0.11)
Diluted	$0.02		$(0.11)
Weighted Average number of Class A common shares outstanding:
Basic	85,156		84,508
Diluted	131,760		84,508

ENFUSION. INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30
	2022	2021

	(Unaudited)
Cash flows from operating activities:
Net (loss) income	$(14,051)	$11,652
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	4,654	2,659
Provision for bad debts	1,261	278
Amortization of debt-related costs	19	222
Stock-based compensation expense	20,788	—
Change in operating assets and liabilities:
Accounts receivable	(12,030)	(7,097)
Prepaid expenses and other current assets	2,246	(5,505)
Accounts payable	(1,383)	1,825
Accrued expenses and other liabilities	5,131	1,460
Net cash provided by operating activities	6,635	5,494
Cash flows from investing activities:
Purchases of property and equipment	(6,185)	(6,373)
Net cash used in investing activities	(6,185)	(6,373)
Cash flows from financing activities:
Repayment of Term Loan	—	(1,250)
Payment of Member distributions	—	(3,283)
Payment of withholding taxes on stock-based compensation	(917)	—
Net cash used in financing activities	(917)	(4,533)
Effect of exchange rate changes on cash	(355)	(94)
Net decrease in cash	(822)	(5,506)
Cash and cash equivalents, beginning of period	64,365	13,938
Cash and cash equivalents, end of period	$63,543	$8,432
Supplemental disclosure of non-cash investing activities:
Accrued Property, Plant and Equipment	$40	$—
Capitalized Stock-based compensation expense	$500	$—
Supplemental disclosure of cash flow information:
Interest paid in cash	$—	$3,806
Income taxes paid in cash	$1,053	$—

Enfusion’s stock compensation expense was recognized in the following captions within the consolidated statements of operations:

	Three Months Ended	Nine Months Ended
(in thousands)	September 30, 2022	September 30, 2022
Cost of revenues	$406	$1,100
General and administrative	(1,478)	12,034
Sales and marketing	1,454	4,939
Technology and development	451	2,715
Total stock compensation expense	$833	$20,788

The following table reconciles net income to Adjusted EBITDA. Net income, calculated in accordance with U.S. GAAP, is the most directly comparable financial measure to Adjusted EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in thousands)	2022	2021	2022	2021
Net income	$2,598	$3,293	$(14,051)	$11,652
Adjustments:
Interest expense	4	1,485	11	4,287
Income taxes	287	154	656	704
Depreciation and amortization	1,699	987	4,654	2,659
Stock-based compensation expense	833	—	20,788	—
Payment for management incentive award	—	418	—	418
Tax payment on stock-based compensation	14	—	498	—
Adjusted EBITDA	$5,435	$6,337	$12,556	$19,720

Net income margin	6.6%	11.3%	-12.8%	14.6%
Adjusted EBITDA margin	13.9%	21.8%	11.4%	24.7%

Source: Enfusion, Inc.

Source Code: ENFN-IR

ENFN-CORP